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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                               ________________



                                   FORM 8-K



                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported)  April 20, 1999



                                 ____________



                          LOCKHEED MARTIN CORPORATION
            (Exact name of registrant as specified in its charter)



           Maryland                       1-11437               52-1893632
(State or other jurisdiction     (Commission File Number)     (IRS Employer
      of  Incorporation)                                     Identification No.)


6801 Rockledge Drive, Bethesda, Maryland           20817
(Address of principal executive offices)        (Zip Code)



                                (301) 897-6000
             (Registrant's telephone number, including area code)



                                 ____________



                                Not Applicable
            (Former name or address, if changed since last report)


______________________________________________________________________________
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Item 5.  Other Events

    The Corporation is filing this Current Report on Form 8-K to provide the information contained in the Corporation's press release (including financial tables) regarding its financial performance for the first quarter of fiscal 1999, dated April 20, 1999, which is included as Exhibit 99 to this Form.

Item 7.  Financial Statements and Exhibits

    Exhibit No.           Description
    -----------           -----------

        99 Lockheed Martin Corporation Press Release (including financial tables) dated April 20, 1999.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    LOCKHEED MARTIN CORPORATION



                                    /s/ Marian S. Block
                                    -----------------------------
                                    Marian S. Block
                                    Vice President, Associate General
                                    Counsel and Assistant Secretary


April 20, 1999



INDEX TO EXHIBITS

Exhibit No.           Description
-----------           -----------

    99 Lockheed Martin Corporation Press Release (including financial tables) dated April 20, 1999.